Exhibit 99.1

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - FOURTH QUARTER 2003
(in thousands, except %)


                                       Three months ended December 31,   Three months ended December 31,
                                       --------------------------------  --------------------------------
                                           2003               %              2002               %
                                       -------------      -------------  --------------    --------------
COMPOSITION
------------
Revenues:
 Retirement Centers
  Independent living                   $     33,100               34.6%  $      30,841             35.8%
  Assisted living                            11,903               12.4%         10,356             12.0%
  Skilled Nursing                            16,267               17.0%         14,527             16.9%
  Therapy Revenue                             4,748                5.0%          3,931              4.6%
  Ancillary Services                          4,878                5.1%          4,595              5.3%
  Net Entry Fee Revenue                       1,850                1.9%          1,733              2.0%
                                       -------------             ------  --------------           ------
                                             72,746               76.0%         65,983             76.6%
 Freestanding Assisted Living                20,394               21.3%         18,178             21.1%
                                       -------------             ------  --------------           ------
 Total Resident and Healthcare Revenue       93,140               97.3%         84,161             97.7%

 Management Services                          1,493                1.6%            842              1.0%
 Reimbursed Expenses                          1,103                1.2%          1,161              1.3%
                                       -------------             ------  --------------           ------
                                              2,596                2.7%          2,003              2.3%
                                       -------------             ------  --------------           ------

 Total Revenues                        $     95,736              100.0%  $      86,164            100.0%



BY SOURCE
----------
 Private Pay                           $     84,392               88.2%  $      76,697             89.1%
 Medicare                                     9,604               10.0%          7,771              9.0%
 Medicaid                                     1,740                1.8%          1,696              2.0%
                                       -------------             ------  --------------           ------
 Total                                 $     95,736              100.0%  $      86,164            100.0%


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - FOURTH QUARTER 2003
 ($'s in thousands)


INCLUDING ENTRY FEE COMMUNITIES:
--------------------------------
                                      Three months ended December 31,      $           %
                                     --------------------------------
                                         2003               2002         Change      Change
                                     --------------     -------------  ----------  ----------
Resident & Healthcare revenue        $      87,108      $     80,377   $   6,731         8.4%
Community operating expense                 59,104            59,285        (181)       -0.3%
                                     --------------     -------------  ----------  ----------
Community operating contribution     $      28,004      $     21,092       6,912        32.8%
Community operating margin                    32.1%             26.2%


# Locations                                     52                52
Avg. Occupancy                                91.4%             90.6%
Avg. Occupied Units                          9,143             9,055   $      88         1.0%
Avg. Mo. Revenue/unit                        3,176             2,959         217         7.3%
Avg. Mo. Expense/unit                        2,155             2,182         (28)       -1.3%


EXCLUDING ENTRY FEE COMMUNITIES:
-------------------------------------
                                      Three months ended December 31,      $           %
                                     --------------------------------
                                         2003               2002         Change      Change
                                     --------------     -------------  ----------  ----------
Resident & Healthcare revenue        $      66,784            61,191   $   5,593         9.1%
Community operating expense                 44,005            44,100         (95)       -0.2%
                                     --------------     -------------  ----------  ----------
Community operating contribution     $      22,779      $     17,091       5,688        33.3%
Community operating margin                    34.1%             27.9%


# Locations                                     47                47
Avg. Occupancy                                91.5%             90.6%
Avg. Occupied Units                          7,070             7,000   $      70         1.0%
Avg. Mo. Revenue/unit                        3,149             2,914         235         8.1%
Avg. Mo. Expense/unit                        2,075             2,100         (25)       -1.2%


* This table sets forth certain selected financial and operating data on a Same
Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared. Three communities that are currently being held for sale and as discontinued operations and one community with an expansion opening in May 2003 have been excluded.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ENTRY FEE COMMUNITIES - FOURTH QUARTER 2003
($'s in thousands)



                                         Owned     Freedom
                                        & Leased    Square    Total
                                       ---------- --------- ----------
Entry Fee Units:
 Total Units                               1,704       362      2,066
 Occupancy                                  94.4%     97.5%      94.9%
 Available Units                              96         9        105


Resale Cash Flow Summary:
 # of Sales                                   64        14         78
 Gross Sales                           $   9,154  $  1,539  $  10,693
 Net Sales after Refunds                   6,234     1,192      7,426


Entry Fee Unit Valuation:  *
 Available Units                       $  16,134  $  1,031  $  17,165
 Total Unit Value                        287,435    41,460    328,895


* The EF Unit Valuation is based on current sale prices of the units.  The Total
Unit Value includes all units both sold and unsold within each community.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - FOURTH QUARTER 2003
 ($'s in thousands)


                                                  Q1 02    Q2 02    Q3 02    Q4 02    Q1 03    Q2 03    Q3 03    Q4 03
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Resident and healthcare revenue                  $14,757  $15,812  $17,320  $18,178  $18,771  $19,378  $19,948  $20,394
Community operating expense                       14,133   14,626   15,336   15,675   15,773   15,593   15,413   15,439
                                                 -------- -------- -------- -------- -------- -------- -------- --------
Community operating contribution                     624    1,186    1,984    2,503    2,998    3,785    4,535    4,955


Ending Occupancy                                   1,817    1,968    2,112    2,122    2,135    2,145    2,176    2,201
Ending Occupancy %                                  69.5%    75.3%    80.7%    81.4%    81.6%    81.8%    83.1%    83.9%


Average Monthly Occupancy                          1,733    1,853    2,027    2,116    2,124    2,132    2,155    2,188
Monthly Revenue per unit                           2,838    2,844    2,848    2,864    2,946    3,030    3,086    3,107

NOTE: Excludes two non-consolidated joint ventures and three communities held for sale and as discontinued operations.  All periods have been reclassed to conform to this presentation.


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - FOURTH QUARTER 2003


UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------

                                                Locations    Capacity
                                               ------------ ----------
Rental Retirement Centers:
 Owned-100%                                              3        523
 Leased                                                 19      5,343
 Managed with purchase rights                          -          -
 Managed - other                                         2        589
                                               ------------ ----------
                                                        24      6,455

Entry Fee Retirement Centers:
 Owned-100%                                              4      1,721
 Leased                                                  1        554
 Managed-Freedom Square                                  1        735
 Managed-other                                           2        477
                                               ------------ ----------
                                                         8      3,487

Freestanding AL's:
 Owned-100%                                              9        870
 Owned-Joint Venture                                     3        256
 Leased                                                 21      1,878
                                               ------------ ----------
                                                        33      3,004

All Communities:
 Owned-100%                                             16      3,114
 Owned-Joint Venture                                     3        256
 Leased                                                 41      7,775
 Managed with purchase rights                            -          -
 Managed-Freedom Square                                  1        735
 Managed-other                                           4      1,066
                                               ------------ ----------
                                                         65    12,946

Note: Leased communities include both operating and capital leases.
      Two of the three Owned-Joint Ventures are managed and are not consolidated.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW
(in thousands)

                                                                 Three Months    Six Months    Nine Months      Year
                                                                    Ended          Ended          Ended         Ended
                                                                March 31,2003   June 30,2003  Sept 30,2003   Dec 31,2003
                                                               --------------- ------------- -------------- ------------

 Loss from continuing operations                               $       (9,690) $    (18,837) $      (8,703) $   (15,264)
 Adjustments to reconcile loss from continuing operations
  to net cash (used) provided by operating activities:
   Depreciation and amortization                                        7,043        14,539         22,242       28,945
   Amortization of deferred entrance fee revenue                       (3,142)       (6,854)        (9,966)     (13,295)
   Proceeds from entrance fee sales, net of refunds                     3,199         8,283         14,897       21,973
   Deferred income tax benefit                                            (88)          187            -          1,646
   Amortization of deferred gain on sale-leaseback transactions          (869)       (1,681)        (2,483)      (4,960)
   Minority interest in earnings of consolidated subsidiaries             612         1,241          1,912        2,427
   Losses (gains) from unconsolidated joint ventures                      117           121            211          478
   (Gain) loss on sale of assets                                           58           -          (23,170)     (23,152)
                                                               --------------- ------------- -------------- ------------
Net cash (used) provided by continuing operations (before
 changes in assets and liabilities, exclusive of acquisitions
 and sale leaseback transactions                                       (2,760)       (3,001)        (5,060)      (1,202)

 Prepayment penalties associated with financing transactions                                         1,020        1,020
 Accrued but unpaid HCPI interest due at loan maturity                  3,120         6,378          9,655       11,651
 Adjustments for lease escalators and other accruals                      476         1,230          2,804        4,648
 Additions to land, building and equipment                             (2,200)       (4,614)        (7,431)     (10,807)
 Distributions to minority interest holders                              (312)         (613)          (913)      (1,123)
 Principal reductions in master trust liability                          (357)         (703)        (1,037)      (1,356)
 Accrual of contingent earnouts                                          (594)         (594)          (594)        (594)
 Adjustment of tax to net liability                                       100          (200)           648          -
                                                               --------------- ------------- -------------- ------------

Free cash flow before principal payments                               (2,527)       (2,117)          (908)       2,237

 Principal payments on long-term debt                                  (2,866)       (9,020)       (12,067)     (14,399)

                                                               --------------- ------------- -------------- ------------
Free cash flow                                                 $       (5,393) $    (11,137) $     (12,975)  $  (12,162)
                                                               =============== ============= ============== ============


                                                                             Incremental Three Months Ended
                                                               -------------------------------------------- ------------
                                                                March 31,2003   June 30,2003  Sept 30,2003   Dec 31,2003
                                                               --------------- ------------- -------------- ------------

 Loss from continuing operations                               $       (9,690) $     (9,147) $      10,134   $   (6,561)
 Adjustments to reconcile loss from continuing operations
  to net cash (used) provided by operating activities:
   Depreciation and amortization                                        7,043         7,496          7,703        6,703
   Amortization of deferred entrance fee revenue                       (3,142)       (3,712)        (3,112)      (3,329)
   Proceeds from entrance fee sales, net of refunds                     3,199         5,084          6,614        7,076
   Deferred income tax benefit                                            (88)          275           (187)       1,646
   Amortization of deferred gain on sale-leaseback transactions          (869)         (812)          (802)      (2,477)
   Minority interest in earnings of consolidated subsidiaries             612           629            671          515
   Losses (gains) from unconsolidated joint ventures                      117             4             90          267
   (Gain) loss on sale of assets                                           58           (58)       (23,170)          18
                                                               --------------- ------------- -------------- ------------
Net cash (used) provided by continuing operations (before
 changes in assets and liabilities, exclusive of acquisitions
 and provided by continuing operations                                 (2,760)         (241)        (2,059)       3,858

Adjustments for Free Cash Flow:
 Prepayment penalties associated with financing transactions              -             -            1,020          -
 Accrued but unpaid HCPI interest due at loan maturity                  3,120         3,258          3,277        1,996
 Adjustments for lease escalators and other accruals                      476           754          1,574        1,844
 Additions to land, building and equipment                             (2,200)       (2,414)        (2,817)      (3,376)
 Distributions to minority interest holders                              (312)         (301)          (300)        (210)
 Principal reductions in master trust liability                          (357)         (346)          (334)        (319)
 Accrual of contingent earnouts                                          (594)          -              -            -
 Adjustment of tax to net liability                                       100          (300)           848         (648)
                                                               --------------- ------------- -------------- ------------

Free cash flow before principal payments                               (2,527)          410          1,209        3,145

 Principal payments on long-term debt                                  (2,866)       (6,154)        (3,047)      (2,332)

                                                               --------------- ------------- -------------- ------------
Free cash flow                                                 $       (5,393) $     (5,744) $       (1,838) $      813
                                                               =============== ============= ============== ============



     Given the Company's high leverage and reported operating losses, the Company believes that Free Cash Flow is a useful liquidity measurement for investors in analyzing the Company's progress. The above excludes amounts related to three Free- standing ALs which have been classified as held-for-sale.
